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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    CURRENT REPORT UNDER SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 8, 2001


                                  NOVAVAX, INC.
                                  -------------
             (Exact name of registrant as specified in its charter)


              DELAWARE                0-26770                22-2816046
              --------                -------                ----------
  (State or other jurisdiction      (Commission           (I.R.S. Employer
of incorporation or organization)     File No.)           Identification No.)


               8320 GUILFORD ROAD, COLUMBIA, MD            21046
               --------------------------------            -----
           (Address of principal executive offices)      (Zip code)


                                 (301) 854-3900
                                 --------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


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                                  NOVAVAX, INC.
                       ITEMS TO BE INCLUDED IN THIS REPORT



ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.

                Effective as of January 8, 2001, Novavax, Inc. ("Novavax") acquired the rights to AVC(TM) (sulfanilamide) vaginal anti-infective cream and suppositories, in the U.S. and Puerto Rico from King Pharmaceuticals, Inc. ("King") for $3.3 million.



ITEM 5.    OTHER EVENTS.

                Effective January 8, 2001, Novavax entered into a Copromotion Agreement with King, for Estrasorb(TM), Novavax's topical, transdermal estrogen replacement therapy, in the United States and Puerto Rico. Novavax granted to King an exclusive license to promote, market, distribute and sell Estrasorb(TM), worldwide, except in the United States, Canada, Italy, Netherlands, Greece, Switzerland and Spain.

                Also, effective January 8, 2001, as part of the Copromotion Agreement, King and Novavax will jointly market King's product, Nordette(R) (an oral contraceptive) in the United States and Puerto Rico.

                A copy of the press release relating to the events in Item 2. and Item 5. above, was issued on January 8, 2001 and is attached as
        Exhibit 99.1 and incorporated herein by this reference.


ITEM 7.    FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (a) Financial Statements of Businesses Acquired. It is impractical at this time to provide this information. This information will be filed as soon as practical, but in no event not later than March 23, 2001.

           (b) Pro Forma Financial Information. It is impractical at this time to provide this information. This information will be filed as soon as practical, but in no event not later than March 23, 2001.

           (c)  Exhibits.

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
          10.1 Agreement for Purchase and Sale of Assets Relating to AVC(TM) Product Line dated as of January 8, 2001, by and between Novavax, Inc. and King Pharmaceuticals, Inc.

          10.2 Copromotion Agreement dated as of January 8, 2001, between Novavax, Inc. and King Pharmaceuticals, Inc.

          10.3  Exclusive License and Distribution Agreement dated as of
                January 8, 2001, between Novavax, Inc. and King Pharmaceuticals, Inc.

          99.1  Press Release of Novavax, Inc. dated January 8, 2001.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NOVAVAX, INC.



Date: January 19, 2001                 By: /s/ Dennis W. Genge
                                          --------------------------------
                                           Dennis W. Genge, Vice President
                                           And Chief Financial Officer/Treasurer